UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 19, 2015

Gladstone Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As originally described in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 5, 2015, on May 1, 2015, Gladstone Capital Corporation (the “Company”), through one of its wholly-owned subsidiaries, Gladstone Business Loan, LLC (“Business Loan”), entered into a fifth amended and restated credit agreement (the “Credit Facility”), arranged by KeyBank National Association (“KeyBank”). The $140 million Credit Facility may be expanded up to a total facility amount of $250 million, through additional commitments of new or existing lenders.

On June 19, 2015, the Company increased its borrowing capacity under the Credit Facility from $140 million to $170 million by entering into Joinder Agreements pursuant to the Credit Facility, with each of Santander Bank, N.A., and Alostar Bank of Commerce. Newbridge Bank was also added as an additional lender pursuant to an assignment from KeyBank under the Credit Facility.

The Company issued a press release announcing the increase in borrowing capacity, which is attached hereto as Exhibit 99.1. Copies of the Joinder Agreements are attached as Exhibits 10.1,10.2 and 10.3 to this Current Report on Form 8-K. The above summary is not complete and is qualified in its entirety to the full text of the Credit Facility as supplemented by the Joinder Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Joinder Agreement, dated as of June 19, 2015, by and among the Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Santander Bank N.A.

10.2 Assignment, Acceptance and Joinder Agreement, dated as of June 19, 2015, by and among the Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Alostar Bank of Commerce.

10.3 Assignment and Acceptance Agreement, dated as of June 19, 2015, by and among Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Newbridge Bank.

99.1 Press Release of Gladstone Capital Corporation, dated June 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

June 23, 2015	By:	/s/ Melissa Morrison
Name: Melissa Morrison
Title: Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Joinder Agreement, dated as of June 19, 2015, by and among the Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Santander Bank N.A.

10.2	Assignment, Acceptance and Joinder Agreement, dated as of June 19, 2015, by and among the Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Alostar Bank of Commerce.

10.3	Assignment and Acceptance Agreement, dated as of June 19, 2015, by and among Gladstone Business Loan, LLC, Gladstone Management Corporation, KeyBank National Association and Newbrigde Bank.

99.1	Press Release of Gladstone Capital Corporation, dated June 23, 2015.